SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549



                            FORM 8-K



                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934





   Date of Report (Date of earliest event reported):  February 23, 2004
                                                    ---------------------



                    EAGLE SUPPLY GROUP, INC.
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     (Exact Name of Registrant as Specified in its Charter)




     Delaware               1-14904                        13-3889248
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(State or Other     (Commission File Number)              (IRS Employer
  Jurisdiction                                           Identification
 Incorporation)                                              Number)



122 East 42nd Street, Suite 1618, New York, NY                10168
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   (Address of Principal Executive Offices)                (Zip Code)




Registrant's telephone number, including area code:     (212) 986-6190
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Item 5.  Other Events.

     In connection with the Company's initial public offering in March 1999, the Company issued 2,875,000 redeemable common stock purchase warrants ("Warrants"). Subsequent to the closing of its initial public offering, the Company issued an additional 150,000 Warrants. Each Warrant entitles the holder to purchase one share of the Company's Common Stock at an exercise price of $5.50 per share until March 12, 2004.

     As previously disclosed in the Company's Quarterly Report on Form 10-Q for the period ended December 31, 2003, on December 19, 2003, the Board of Directors of the Company authorized the Company's management to extend the exercise period of the Warrants in its sole discretion. On February 23, 2004, the Company's management extended the exercise period of the Warrants from March 12, 2004 to September 12, 2004. All other terms regarding the Warrants, including the exercise price, remain the same.

     The shares of Common Stock, $0.0001 par value per share, underlying all such Warrants have been registered with the Securities and Exchange Commission on a Registration Statement on
Form S-3 (Registration No. 333-86912) (the "Registration
Statement"). On February 23, 2004, the Company filed a supplement to the prospectus contained in the Registration
Statement pursuant to Rule 424(b)(3) of the Securities Act of 1933, as amended.


[Rest of Page Intentionally Blank.  Signature on following Page.]














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                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  EAGLE SUPPLY GROUP, INC.



Date:  February 23, 2004          By: /s/Douglas P. Fields
                                     -----------------------------
                                        Douglas P. Fields
                                        Chief Executive Officer

























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